EXHIBIT 10.1

                SECURITIES PURCHASE AGREEMENT DATED JUNE 20, 2006
         BETWEEN GALAXY ENERGY CORPORATION AND THE BUYERS NAMED THEREIN

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                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of June 20, 2006, among Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "PURCHASER" and collectively the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1.1  DEFINITIONS.  In addition to the terms  defined  elsewhere in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debentures (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

                  "AGENT"  shall  have  the  meaning  ascribed  to such  term in
         Section 4.1 hereof.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

                  "CAPITAL SHARES" means the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

                  "CAPITAL SHARES EQUIVALENTS" means any securities, rights or obligations that are convertible into or exchangeable for or give any right to subscribe for or purchase, directly or indirectly, any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase, directly or indirectly, Capital Shares or any such convertible or exchangeable securities.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to SECTION 2.2.

                  "CLOSING DATE" shall be that date on which Closing occurs.

                  "CLOSING PRICE" shall mean 125% of the VWAP for the 20 trading days prior to the Closing Date, but in no event lower than $1.56.



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                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $.001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

                  "COMPANY COUNSEL" means Dill Dill Carr Stonbraker & Hutchings, P.C., with offices at 455 Sherman Street, Suite 300, Denver, Colorado 80203.

                  "DEBENTURES" means, the 15% Secured Convertible Debentures issued by the Company to the Purchasers hereunder, in the form of EXHIBIT A, due 30 months from their date of issuance, so long as payment of principal and interest on such date shall not violate any of the terms of the Company's debt instruments or agreements with its senior creditors.

                  "DISCLOSURE SCHEDULES" shall have the meaning ascribed to such term in Section 3.1 hereof.

                  "EFFECTIVE DATE" means the date that the initial Registration Statement filed by the Company pursuant to Section 5.13 hereof is first declared effective by the Commission.

                  "EFFECTIVENESS DATE" means, with respect to the initial Registration Statement required hereunder, the 150th calendar day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 5.13(c)(iii), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; PROVIDED, HOWEVER, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FILING DATE" means, with respect to the initial Registration Statement required hereunder, the 90th day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 15th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

                  "GAAP" shall have the meaning ascribed to such term in Section 3.1(h) hereof.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "LIENS"  shall  have  the  meaning  ascribed  to such  term in
         Section 3.1(a) hereof.




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                  "LOSSES"   means  any  and  all   losses,   claims,   damages,
         liabilities,   settlement   costs  and  expenses,   including   without
         limitation costs of preparation and reasonable attorneys' fees.

                  "MATERIAL ADVERSE EFFECT" shall have the meaning assigned to such term in Section 3.1(b) hereof.

                  "OBLIGATIONS" means all of the Company's obligations under this Agreement, the Debentures, the Warrants, and any other agreements or obligations undertaken by the Company to the Purchasers.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PLEDGED   COLLATERAL"  means  the  collateral  in  which  the
         Purchasers are granted a security interest pursuant to Section 4.1 of this Agreement.

                  "PRINCIPAL MARKET" means initially the American Stock Exchange and shall also include the Over the Counter Bulletin Board, New York Stock Exchange, the NASDAQ Small-Cap Market or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "REGISTRABLE SECURITIES" means (i) all of the shares of Common Stock issuable upon conversion in full of the Debentures, (ii) all shares issuable as interest on the Debentures assuming all interest payments are made in shares of Common Stock and the Debentures are held until maturity, (iii) all Warrant Shares, (iv) any securities issued or issuable upon any stock split, dividend or other distribution recapitalization or similar event with respect to the foregoing and (v) any additional shares issuable in connection with any anti-dilution provisions in the Debentures.

                  "REGISTRATION STATEMENT" means the registration statement to be filed by the Company pursuant to Section 5.13 hereof.

                   "REQUIRED APPROVALS" shall have the meaning ascribed to such term in Section 3.1(e) hereof.

                  "REQUIRED MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and Debentures, ignoring any conversion or exercise limits set forth therein, and assuming that the Set Price is at all times on and after the date of determination the lesser of the Set Price and 75% of the VWAP on the Trading Day immediately prior to the date of determination.



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                  "RULE  144"  means  Rule  144  promulgated  by the  Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

                  "SEC REPORTS" shall have the meaning  ascribed to such term in
         Section 3.1(h) hereof.

                  "SECURITIES" means the Debentures, the Warrants and the Underlying Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SET PRICE" shall have the meaning ascribed to such term in the Debentures.

                  "SUBSCRIPTION AMOUNT" means, as to each Purchaser, the amount to be paid for Debentures purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

                  "SUBORDINATION AGREEMENT" means collectively the Subordination Agreements for the benefit of the holders of the Company's indebtedness identified in Schedule 3.1(x) hereof, in the form of EXHIBIT C delivered by each of the Purchasers at the Closing in accordance with
         Section 2.2 hereof.

                  "SUBSIDIARY" means any subsidiary of the Company as set forth on Schedule 3.1(a) attached hereto.

                  "TRADING DAY" means any day during which the Principal Market shall be open for business.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Debentures, the Warrants, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Debentures.

                  "UNDERLYING SHARES REGISTRATION STATEMENT" OR "REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in Section 5.13 hereof and covering the resale of the Underlying Shares by each Purchaser as provided for in such section.





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                  "VWAP" means,  for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

                  "WARRANTS" means collectively the Common Stock purchase warrants, in the form of EXHIBIT B delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof, with a term of exercise of 5 years.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.


                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 ESCROW. The Company shall enter into a suitable escrow agreement to implement the provisions of this Article II.

         2.2   CLOSING.

                  (a) Upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers agree to purchase in the aggregate, severally and not jointly, up to $7,000,000 principal amount of the Debentures. Each Purchaser shall deliver to the Escrow Agent via wire transfer or a certified check immediately available funds equal to such Purchaser's Subscription Amount and shall simultaneously deliver or cause to be delivered this Agreement and the Subordination Agreement to the offices of Company Counsel, duly executed by such Purchaser.

                  (b) The Company, within two Business Days after being advised by the Escrow Agent that the Escrow Agent has received the Subscription Amounts for the Closing, shall deliver to each Purchaser the following via overnight delivery service:

                           (i) a Debenture with a principal amount equal to such
                  Purchaser's Subscription Amount, registered in the name of such Purchaser;



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                           (ii)  a  Warrant  registered  in  the  name  of  such
                  Purchaser to purchase up to a number of shares of Common Stock equal to 30% of such Purchaser's Subscription Amount divided by the Closing Price at an exercise price equal to $1.60 per Warrant Share; and

                           (iii) this Agreement, duly executed by the Company.

         2.3 CONDITIONS TO CLOSING. Upon satisfaction or waiver by the party sought to be benefited thereby of the conditions set forth in this Section 2.3, the Closing shall occur at the offices of Company Counsel.

                  (a) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

                  (b) There shall have been no Material Adverse Effect (as defined in Section 3.1(b)) with respect to the Company since the date hereof.

                  (c) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Debentures at the Closing.

                  (d) The aggregate Subscription Amount in escrow shall be at least $1,000,000 on or before June 30, 2006, which date may be unilaterally extended by the Company for up to an additional ten (10) Trading Days (the "OFFERING TERMINATION DATE").

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "DISCLOSURE SCHEDULES") which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser.

                  (a) SUBSIDIARIES. Except as set forth in the SEC Reports, the Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the




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         capital  stock or other equity  interests of each  Subsidiary  free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are
         validly  issued  and  are  fully  paid,   non-assessable  and  free  of
         preemptive and similar rights. Schedule 3.1(a) lists each Subsidiary by name, place of organization, and indicates the entity or entities which own the capital stock of such Subsidiary.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not:
         (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals,





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         conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result,
         in  a  violation  of  any  law,  rule,  regulation,   order,  judgment,
         injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
         (i) the filings required under Section 5.7, (ii) the filing with the Commission of the Underlying Shares Registration Statement, (iii) the notice and/or application(s) to each applicable Principal Market for the issuance and sale of the Debentures and Warrants and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and applicable Blue Sky filings (collectively, the "REQUIRED APPROVALS").

                  (f) ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof. The Company has not, and to the knowledge of the Company, no Affiliate of the Company has sold, offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

                  (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in the Schedule 3.1(g) attached hereto. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in Schedule 3.1(g) and as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to





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         subscribe  for or acquire,  any shares of Common  Stock,  or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors,
         (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans.





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                  (j) LITIGATION.  There is no action, suit, inquiry,  notice of violation,  proceeding or investigation pending or, to the knowledge of
         the  Company,   threatened  against  or  affecting  the  Company,   any
         Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) COMPLIANCE. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (l) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in





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         each  case  free and  clear of all  Liens,  except  for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                   (o) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (p) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as required to be set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (q) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared.

                  (r) SOLVENCY/INDEBTEDNESS. Based on the financial condition of the Company as of the Closing Date: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; and (ii) the current cash flow of the Company, together with the proceeds the Company would





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

         receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "INDEBTEDNESS" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guarantees and endorsements, whether or not the same are or should be reflected in the Company's balance sheet or the notes thereto, except guarantees by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                  (s) CERTAIN FEES. Except as set forth in Schedule 5.9, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

                  (t) PRIVATE PLACEMENT. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 3.2(b)-(f), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

                  (u) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (v) REGISTRATION RIGHTS. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.



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

                  (w) APPLICATION OF TAKEOVER  PROTECTIONS.  The Company and its
         Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (x) SENIORITY. Except as set forth in Schedule 3.1(x) attached hereto, as of the Closing Date, no indebtedness of the Company is senior to the Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

                  (y) DISCLOSURE. To the best knowledge of the Company, neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                  (z) TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any





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

         foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                  (aa) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                  (bb) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION.

         Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Debentures or the Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Debentures, the Underlying Shares or the Warrants under the Securities Act or made any "directed selling efforts" as defined in Rule 902 of Regulation S.

                  (cc) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however,




Securities Purchase Agreement - Page 14
         to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Debentures it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (e) GENERAL SOLICITATION. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (f) OPEN SHORT POSITION. From the date of this Agreement until the filing of the Form 8-K described in SECTION 5.7, such Purchaser represents and warrants that it shall not engage in short sales of the Company's Common Stock, as that term is defined in applicable Commission and NASD rules. The Purchaser further represents and warrants that it will not maintain a negative net short position at any time its Debenture or Warrant is outstanding

                  (g) DISCLOSURE OF INFORMATION; INDEPENDENT Investigation. Such Purchaser has received, read, carefully considered, and fully understands this Agreement and all documents related to the Company and its operations required by and furnished to such Purchaser. In making its decision to invest in the Securities, such Purchaser has relied upon the independent investigations made by such Purchaser and by such Purchaser's own professional advisors. Such Purchaser and its advisors, if any, have been given the opportunity to obtain information and to examine this Agreement and certain other information regarding the Company and to ask questions of, and to receive answers from the Company or any Person acting on the Company's behalf concerning the Securities, the Company, and terms and conditions of this investment, and to obtain any additional





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

         information to verify the accuracy of any information previously furnished. All such questions have been answered to such Purchaser's full satisfaction.

                                   ARTICLE IV
                                  SUBORDINATION

         4.1    ACKNOWLEDGMENT EXISTING DEBT.  Purchaser agrees and acknowledges
that   the  Company   has  advised  the  Purchaser  of its  existing senior debt obligations, which are set forth in Schedule 3.1(x) hereto.


                                    ARTICLE V
                         OTHER AGREEMENTS OF THE PARTIES

         5.1      TRANSFER RESTRICTIONS.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

                  (b) Each Purchaser agrees to the imprinting, so long as is required by this SECTION 5.1(B), of the following legend on any certificate evidencing Securities:

         [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



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                  The Company  acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. If required by the Company's transfer agent in order to effect a pledge, the Company shall cause its counsel, at no cost to the Purchasers, to issue an opinion of counsel to the Company's transfer agent. Further, no notice shall be required of such pledge. At the appropriate
         Purchaser's   expense,  the  Company  will  execute  and  deliver  such
         reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing Underlying Shares shall not contain any legend (including the legend set forth in Section 5.1(b) hereof): (i) while a registration statement (including the Underlying Shares Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission); PROVIDED, HOWEVER, in connection with the issuance of the Underlying Shares, each Purchaser, severally and not jointly with the other Purchasers, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission. If all or any portion of a Debenture or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this
         Section 5.1(c), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Shares issued with a restrictive legend (such fifth Trading Day, the "LEGEND REMOVAL DATE"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to such Purchaser's other available  remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each $5,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this Section 5.1(c), $50 per Trading Day (increasing to $100 per Trading Day five Trading Days after such damages have begun to accrue) for





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         each Trading Day after the Legend  Removal Date until such  certificate is delivered without a legend.

         5.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

         5.3 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         5.4 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market.

         5.5      RESERVATION AND LISTING OF SECURITIES.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date,  the number of  authorized  but  unissued
         (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.






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

                  (c) The Company shall, if applicable: (i) in the time and manner required by the Principal Market, prepare and file with such Principal Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on the Principal Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Principal Market or another Principal Market.

                  (d) The Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Debentures.

         5.6 CONVERSION AND EXERCISE PROCEDURES. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Debentures set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Debentures. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Debentures. The Company shall honor exercises of the Warrants and conversions of the Debentures and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         5.7 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 8:30 a.m. Eastern time on the Trading Day following the Closing Date, issue a press release or file a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, other than in any registration statement filed pursuant to Section 5.13 hereof and filings related thereto, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Principal Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Principal Market regulations.

         5.8 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         5.9 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes as set forth on
Schedule 5.9 attached hereto.

         5.10 REIMBURSEMENT. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company, solely as a result of such Purchaser's acquisition of the Securities under this Agreement and without causation by any other activity, obligation, condition or liability on the part of, or pertaining to such Purchaser




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and not to the purchase of Securities  pursuant to this  Agreement,  the Company will reimburse such Purchaser, to the extent such reimbursement is not provided for in Section 5.11, for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith)
incurred  in  connection  therewith,   as  such   expenses  are  incurred.   The
reimbursement obligations (and limitations thereon) of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement except to the extent any covenant or warranty owing to the Company is breached.

         5.11  INDEMNIFICATION OF PURCHASERS.  Subject to the provisions of this
Section 5.11, each party (the "INDEMNIFYING Party") will indemnify and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an "INDEMNIFIED PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement or in the other Transaction Documents. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Agreement (i) for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or
(ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents. In no event shall the liability of any Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Securities.

         5.12 SHAREHOLDERS RIGHTS PLAN. In the event that a shareholders rights plan is adopted by the Company, no claim will be made or enforced by the Company or any other Person that




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

any Purchaser is an "Acquiring Person" under the plan or in any way could be deemed to trigger the provisions of such plan by virtue of receiving Securities under the Transaction Documents.

         5.13     REGISTRATION RIGHTS.

                  (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 130% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "EFFECTIVENESS PERIOD"). The Company shall immediately notify the Holders via facsimile of the effectiveness of the Registration Statement on the same day that the Company receives notification of the effectiveness from the Commission.

                  (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 5.13(c), the Company shall not be deemed to have satisfied clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the
         Prospectus therein to resell such Registrable Securities for 15 consecutive Trading Days or an aggregate of 25 Trading Days during any 12-month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an "EVENT", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 Trading Day period is exceeded, or for purposes of clause (v) the date on which



Securities Purchase Agreement - Page 21
         such 15 or 25 Trading Day period, as applicable, is exceeded being referred to as "EVENT DATE"), then, on the monthly anniversary of each such Event Date until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the Subscription Amount of such Holder, prorated for any period of less than one month. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

                  (c) REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:

                           (i) Not less  than  five  Trading  Days  prior to the
                  filing of each Registration Statement or any related Prospectus or within a reasonable time prior to filing any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably and in good faith object, provided, the Company is notified of such objection in writing no later than 3 Trading Days after the Holders have been so furnished copies of such documents.

                           (ii) (i)  Prepare and file with the  Commission  such
                  amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424;
                  (iii) respond as promptly as reasonably possible, and in any event within 10 Trading Days, to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the





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                  terms  of  this  Agreement)  with  the  intended   methods  of
                  disposition   by  the  Holders   thereof  set  forth  in  such
                  Registration Statement as so amended or in such Prospectus as so supplemented.

                           (iii) If during the Effectiveness  Period, the number
                  of Registrable Securities at any time exceeds 85% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 130% of the number of such Registrable Securities.

                           (iv) Notify the Holders of Registrable  Securities to
                  be sold (which notice shall,  pursuant to clauses (ii) through
                  (vi) of this Section 5.13(c)(iv), shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and
                  (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;
                  (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued





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                  availability  or  the  Registration  Statement or  Prospectus;
                  provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by
                  law;   PROVIDED,  FURTHER,   notwithstanding   each   Holder's
                  agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

                           (v) Promptly deliver to each Holder,  without charge,
                  as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                           (vi) Use commercially  reasonable efforts to register
                  or qualify the resale of such Registrable Securities as required under applicable securities or Blue Sky laws of each State within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                           (vii) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

                           (viii) Upon the occurrence of any event  contemplated
                  by this Section 5.13(c), as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of Section 5.13(c)(iv) above to suspend the use of the use of any Prospectus until the requisite changes to such Prospectus have been made, or the Company otherwise notifies the Holders of its election to suspend the availability




Securities Purchase Agreement - Page 24
                  of a Registration Statement and Prospectus pursuant  to clause
                  (vi) of Section 5.13(c)(iv), then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable, except that in the case of suspension of the availability of a Registration Statement and Prospectus pursuant to clause (vi) of Section 5.13(c)(iv), the Company shall not be required to take such action until such time as it shall determine that the continued availability of the Registration Statement and Prospectus is no longer not in the best interest of the Company. Notwithstanding the Company's right to suspend the use of the prospectus hereunder, the Company shall remain liable to the Holders pursuant  to  Section  5.13(b)  for  any  suspensions  of  the
                  Registration Statement hereunder which otherwise require payment thereunder.

                           (ix) Comply with all applicable rules and regulations
                  of the Commission.

                           (x) Use its best  efforts to avoid the  issuance  of,
                  or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or
                  (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                           (xi) The  Company may  require,  at any time prior to
                  the third Trading Day prior to the Filing Date, each Holder to furnish to the Company a statement as to the number of shares of Common Stock beneficially owned by such Holder and, if requested by the Commission, the controlling person thereof, within three Trading days of the Company's request. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended, until such information is delivered to the Company.

                  (d) REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Principal Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities




Securities Purchase Agreement - Page 25
         and of printing prospectuses requested by the Holders), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

                  (e)      INDEMNIFICATION

                           (i)  INDEMNIFICATION  BY  THE  COMPANY.  The  Company
                  shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of the use by such Holder of an outdated or defective prospectus after the
                  Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of written notice thereof from the Company. The Company shall notify the Holders promptly of the institution, threat or assertion of any action, claim, suit, investigation, or proceeding, whether threatened or commenced (a "PROCEEDING")



Securities Purchase Agreement - Page 26
                  arising  from  or  in   connection   with    the  transactions
                  contemplated by this Agreement of which  the Company is aware.

                           (ii)  INDEMNIFICATION BY HOLDERS.  Each Holder shall,
                  severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon: (1) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (2) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Sections 5.13(b)(iv) and 5.13(b)(v), the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of written notice thereof from the Company. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                           (iii) CONDUCT OF INDEMNIFICATION  PROCEEDINGS. If any
                  Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PArty"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.




Securities Purchase Agreement - Page 27

                                    An Indemnified Party shall have the right to
                  employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the expense of one such counsel for each Holder shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                                    Subject to the terms of this Agreement,  all
                  fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                           (iv) CONTRIBUTION. If a claim for indemnification under Section 5.13(e)(i) or Section 5.13(e)(ii) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or




Securities Purchase Agreement - Page 28
                  alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5.13(e)(iii), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                                    The parties  hereto  agree that it would not
                  be just and equitable if contribution pursuant to this Section 5.13(e)(iv) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
                  Section 5.13(e)(iv), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                                    The  indemnity and  contribution  agreements
                  contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

                  (f) NO PIGGYBACK ON REGISTRATIONS. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the
         Registration Statement other than the Registrable Securities. The Company shall not file any other registration statement on Form S-1 or S-3 until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section shall not prohibit the Company from filing amendments to registration statements already filed.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 TERMINATION. This Agreement may be terminated by any Purchaser, by written notice to the other parties, if the Closing has not been consummated on or before June 30, 2006; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

         6.2 FEES AND EXPENSES. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company



Securities Purchase Agreement - Page 29
shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

         6.3 ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         6.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature page attached hereto prior to 5:30 p.m. (Denver time) on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (Denver time) on any Trading Day, (c) three Trading Days following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         6.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         6.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         6.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

         6.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.




Securities Purchase Agreement - Page 30

         6.9 GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         6.10 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

         6.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; PROVIDED, HOWEVER, in the case of a rescission of a conversion of a Debenture or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

         6.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution




Securities Purchase Agreement - Page 31
therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         6.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         6.17 USURY. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "MAXIMUM RATE"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.





Securities Purchase Agreement - Page 32

         6.18 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

         6.19 LIQUIDATED DAMAGES. The Company's obligations to pay any liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such liquidated damages or other amounts are due and payable shall have been canceled.

                             ***********************


















Securities Purchase Agreement - Page 33

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


                                    GALAXY ENERGY CORPORATION

                                    By:  /s/ CHRISTOPHER S. HARDESTY
                                       ---------------------------------------
                                    Name:    Christopher S. Hardesty
                                    Title:   Senior Vice President & CFO

                                    ADDRESS FOR NOTICE:
                                    1331 - 17th Street, Suite 1050
                                    Denver, Colorado 80202

                                    Attn:    Marc E. Bruner, President
                                    Tel:     (303) 293-2300
                                    Fax:     (303) 293-2417



With a copy to:
(which shall not constitute notice) Dill Dill Carr Stonbraker & Hutchings, P.C.
                                    455 Sherman Street, Suite 300
                                    Denver, Colorado 80203
                                    Attn:  Fay M. Matsukage
                                    Tel:  (303) 777-3737
                                    Fax:  (303) 777-3823

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]








Securities Purchase Agreement - Page 34

                           PURCHASER'S SIGNATURE PAGE

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


                     [PURCHASER'S SIGNATURE PAGE CONTINUED]





Purchaser Name:        ASSET PROTECTION FUND LIMITED
                      ----------------------------------------------------------

Signature:             /s/ DAVID DAWES
                      ----------------------------------------------------------

Name of Signatory:     DAVID DAWES
                      ----------------------------------------------------------

Title of Signatory:   DIRECTOR
                      ----------------------------------------------------------


Subscription Amount:  $2,500,000
                      -----------------------------------

Number of Warrants:    480,769
                      -----------------------------------


Address for Notice:   AEULESTRASSE 5, FL-9490 VADUZ, LIECHTENSTEIN
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

Fax Number:           00423 237 37 71
                      ----------------------------------------------------------


With a copy to:
                      ----------------------------------------------------------
(which shall not constitute notice)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Securities Purchase Agreement - Page 2

                            GALAXY ENERGY CORPORATION
              SCHEDULE 3.1(a) TO THE SECURITIES PURCHASE AGREEMENT


Galaxy Energy Corporation owns 100% of the outstanding capital stock of:

   o     Dolphin Energy Corporation, a Nevada corporation
   o     Pannonian International, Ltd., a Colorado corporation

                            GALAXY ENERGY CORPORATION
              SCHEDULE 3.1(g) TO THE SECURITIES PURCHASE AGREEMENT


Outstanding options issued to directors, employees and consultants pursuant to the Company's 2003 Stock Option Plan

----------------------------------------------------------------------------------------------------------

         DATE OF GRANT               NUMBER OF OPTIONS          EXERCISE PRICE          EXPIRATION DATE
----------------------------------------------------------------------------------------------------------
         May 15, 2003                      60,000                    $1.00                May 14, 2013
----------------------------------------------------------------------------------------------------------
          Mar 2, 2004                     180,000                    $3.51                Mar 1, 2014
----------------------------------------------------------------------------------------------------------
          Apr 6, 2004                    2,375,000                   $2.64                Apr 5, 2014
----------------------------------------------------------------------------------------------------------
         Apr 20, 2004                      60,000                    $2.24                Apr 19, 2014
----------------------------------------------------------------------------------------------------------
         Apr 28, 2004                     300,000                    $1.50                Apr 27,2014
----------------------------------------------------------------------------------------------------------
          Jul 1, 2004                     325,000                    $1.55                Jun 30, 2014
----------------------------------------------------------------------------------------------------------
         Aug 12, 2004                     200,000                    $1.30                Aug 11, 2014
----------------------------------------------------------------------------------------------------------
          Dec 2, 2004                     875,000                    $1.34                Dec 2, 2014
----------------------------------------------------------------------------------------------------------
          Jan 1, 2005                      50,000                    $1.26                Jan 1, 2015
----------------------------------------------------------------------------------------------------------
         Nov 16, 2005                      50,000                    $1.07                Nov 16, 2015
----------------------------------------------------------------------------------------------------------
          Jan 4, 2006                     240,000                    $1.19                Jan 4, 2016
----------------------------------------------------------------------------------------------------------
             TOTAL                      4,715,000
----------------------------------------------------------------------------------------------------------

Outstanding warrants to purchase shares of common stock

----------------------------------------------------------------------------------------------------------
                                          NUMBER OF
          ISSUE DATE                       WARRANTS             EXERCISE PRICE          EXPIRATION DATE
----------------------------------------------------------------------------------------------------------
         Sep 24, 2003                     722,033                    $0.71                Sep 24, 2008
----------------------------------------------------------------------------------------------------------
         Sep 24, 2003                    1,230,508                   $0.83                Sep 24, 2008
----------------------------------------------------------------------------------------------------------
          Oct 3, 2003                     147,458                    $0.71                Oct 3, 2008
----------------------------------------------------------------------------------------------------------
          Oct 3, 2003                     274,577                    $0.83                Oct 3, 2008
----------------------------------------------------------------------------------------------------------
          Oct 3, 2003                     185,083                    $0.59                Oct 3, 2008
----------------------------------------------------------------------------------------------------------
         Dec 18, 2003                     500,715                    $1.80*               Dec, 18, 2007
----------------------------------------------------------------------------------------------------------
         Dec 18, 2003                     105,166                    $1.40                Dec 18, 2007
----------------------------------------------------------------------------------------------------------
         Jan 15, 2004                    1,321,979                   $4.05*               Jan 15, 2009
----------------------------------------------------------------------------------------------------------
         Jan 15, 2004                     358,435                    $1.80*               Jan 15, 2009
----------------------------------------------------------------------------------------------------------
         Aug 19, 2004                    5,194,806                   $1.54*               Aug 19, 2007
----------------------------------------------------------------------------------------------------------
         Aug 19, 2004                     300,000                    $1.54                Aug 19, 2009
----------------------------------------------------------------------------------------------------------
         Oct 27, 2004                     100,000                    $1.54                Oct 27, 2009
----------------------------------------------------------------------------------------------------------
          Mar 1, 2005                    1,637,234                   $1.88*               Mar 1, 2008
----------------------------------------------------------------------------------------------------------
         May 31, 2005                     200,000                    $1.88                May 31, 1020
----------------------------------------------------------------------------------------------------------
       April 25, 2006                     865,383                    $1.60                April 25, 2011
----------------------------------------------------------------------------------------------------------
       April 25, 2006                      80,000                    $1.60                April 25, 2011
----------------------------------------------------------------------------------------------------------
             TOTAL                      13,143,377
----------------------------------------------------------------------------------------------------------

-----------------
*Exercise price adjusted to $1.25.

In addition to the warrants, Galaxy issued in 2004 convertible notes in the aggregate principal amount of $20,000,000 (the "2004 Notes"). The note holders have the right at any time to convert the convertible 2004 Notes into shares of the Company's common stock at an initial conversion price of $1.87 (subject to adjustment to prevent dilution). All of the 2004 Notes, excluding accrued interest, were initially convertible into 10,695,187 shares of common stock. As of December 1, 2005, the conversion price was adjusted to $1.25 per share.

As of March 1, 2005, Galaxy issued senior subordinated convertible notes in the aggregate principal amount of $7,695,000 (the "March 2005 Notes"). Beginning September 1, 2005, the note holders may convert the March 2005 Notes into 4,093,085 shares of the Company's common stock based on a conversion price of $1.88 per share (subject to adjustment to prevent dilution). As of December 1, 2005, the conversion price was adjusted to $1.25 per share, but the number of shares was limited to the original amount, assuming a price of $1.88.

As of May 31, 2005, Galaxy issued senior convertible notes in the aggregate amount of $10,000,000 (the "May 2005 Notes"). The note holders may convert the May 2005 Notes into 5,319,149 shares of the Company's common stock based on a conversion price of $1.88 per share (subject to adjustment to prevent dilution). As of December 1, 2005, the conversion price was adjusted to $1.25 per share.

As of April 25, 2006, Galaxy issued subordinated convertible debentures in the aggregate amount of $4,500,000 (the "April 2006 Debentures"). The debenture holders may convert the April 2006 Debentures into 2,884,615 shares of the Company's common stock based on a conversion price of $1.56 per share (subject to adjustment to prevent dilution).

All of the warrants listed in the table above, as well as the convertible notes described above, contain anti-dilution provisions. If Galaxy were to issue common stock, a security convertible into shares of common stock, or a security exercisable to purchase common stock, where the sales price, conversion price, or exercise price, as the case may be, of that security were lower than the conversion price or the exercise price of the Warrants, subject to certain exceptions, such conversion prices and exercise prices would be adjusted to a lower price.

                            GALAXY ENERGY CORPORATION
              SCHEDULE 3.1(u) TO THE SECURITIES PURCHASE AGREEMENT

On April 25, 2006, Galaxy received notice from the American Stock Exchange ("AMEX") that it was not in compliance with the listing requirements of AMEX.

                            GALAXY ENERGY CORPORATION
              SCHEDULE 3.1(x) TO THE SECURITIES PURCHASE AGREEMENT

Indebtedness senior to the Debentures:

---------------------------------------------------------------------------------------------------------------------
DATE            CREDITOR                       NATURE OF DEBT                       ORIGINAL           AMOUNT
INCURRED                                                                            AMOUNT             OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
01/14/04        DAR, LLC                       Secured Promissory Note               $2,600,000.00      $2,049,728.00
---------------------------------------------------------------------------------------------------------------------
08/19/04        HFTP Investment L.L.C.         Senior Secured                        $7,750,000.00      $3,874,999.96
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
08/19/04        Gaia Offshore Master Fund,     Senior Secured                        $2,000,000.00      $1,000,000.04
                Ltd.                           Convertible Note
---------------------------------------------------------------------------------------------------------------------
08/19/04        Caerus Fund, Ltd.              Senior Secured                          $250,000.00        $124,999.96
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
08/19/04        AG Offshore Convertibles,      Senior Secured                        $5,000,000.00      $2,500,000.04
                Ltd. (1)<F1>                   Convertible Note
---------------------------------------------------------------------------------------------------------------------
10/27/04        HFTP Investment L.L.C.         Senior Secured                        $2,583,334.00      $1,291,666.96
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
10/27/04        Gaia Offshore Master Fund,     Senior Secured                          $666,667.00        $333,333.52
                Ltd.                           Convertible Note
---------------------------------------------------------------------------------------------------------------------
10/27/04        Caerus Fund, Ltd.              Senior Secured                           $83,333.00         $41,666.48
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
10/27/04        AG Offshore Convertibles,      Senior Secured                        $1,666,666.00        $833,333.08
                Ltd.(1)<F1>                    Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Bank Sal. Oppenheim jr. &      Senior Subordinated                   $1,050,000.00      $1,050,000.00
                Cie. (2)<F2>                   Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Clarion Finanz AG              Senior Subordinated                   $1,000,000.00      $1,000,000.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Capriccio Investments Inc.     Senior Subordinated                   $1,000,000.00      $1,000,000.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Desmodio Management Inc.       Senior Subordinated                   $1,000,000.00      $1,000,000.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Centrum Bank AG                Senior Subordinated                     $950,000.00        $950,000.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Finter Bank Zurich             Senior Subordinated                     $910,000.00        $910,000.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Julius Baer Fund               Senior Subordinated                     $685,000.00        $685,000.00
                Trading (3)<F3>                Convertible Note
---------------------------------------------------------------------------------------------------------------------
03/01/05        Vanguard Capital Limited       Senior Subordinated                   $1,100,000.00      $1,100,000.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
05/31/05        HFTP Investment L.L.C.         Senior Secured                        $5,166,667.00      $5,166,667.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
05/31/05        Gaia Offshore Master Fund,     Senior Secured                        $1,333,333.00      $1,333,333.00
                Ltd.                           Convertible Note
---------------------------------------------------------------------------------------------------------------------
05/31/05        Caerus Fund, Ltd.              Senior Secured                          $166,667.00        $166,667.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------
DATE            CREDITOR                       NATURE OF DEBT                       ORIGINAL           AMOUNT
INCURRED                                                                            AMOUNT             OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
05/31/05        Leonardo, L.P.                 Senior Secured                        $3,333,333.00      $3,333,333.00
                                               Convertible Note
---------------------------------------------------------------------------------------------------------------------
------------

(1)<F1> Includes transfer of note from AG Domestic Convertibles, L.P.
(2)<F2> $25,000 of note to be transferred to Rahn & Bodmer
(3)<F3> To be transferred to Bank Julius Baer & Co. Ltd.

                            GALAXY ENERGY CORPORATION
                SCHEDULE 5.9 TO THE SECURITIES PURCHASE AGREEMENT


------------------------------------------------------------------

TOTAL PROCEEDS AVAILABLE                               $2,500,000
                                                       ==========
------------------------------------------------------------------

USE OF PROCEEDS:
------------------------------------------------------------------
------------------------------------------------------------------

Overhead and operating expenses                           820,000
------------------------------------------------------------------

Convertible note payments                               1,640,000
------------------------------------------------------------------

Working capital                                            40,000
------------------------------------------------------------------

TOTAL USES OF PROCEEDS                                 $2,500,000
                                                       ==========
------------------------------------------------------------------